EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                           MIDDLE DISTRICT OF FLORIDA
                              JACKSONVILLE DIVISION

In re:                              )
ANTARES RESOURCES CORP.             )                 Case No. 3:04-bk-06408-JAF
                  Debtor.           )                 Chapter 11
___________________________________

            FINANCIAL REPORT OF DEBTOR IN POSSESSION FOR BUSINESS FOR PERIOD BEGINNING OCTOBER 1, 2005 AND ENDING OCTOBER 31, 2005

         Trustee, Michael P. Phelan, gives notice of filing the attached Financial Report of Debtor in Possession for Business for the period beginning October 1, 2005 and ending October 31, 2005.


                                          SMITH HULSEY & BUSEY



                                          By /s/ Raymond R. Magley
                                             --------------------------------
                                                 Raymond R. Magley

                                          Florida Bar Number 0511056
                                          225 Water Street, Suite 1800
                                          Jacksonville, Florida  32202
                                          (904) 359-7700
                                          (904) 359-7708 (Facsimile)

                                          Attorneys for Trustee

                         UNITED STATES BANKRUPTCY COURT
                           MIDDLE DISTRICT OF FLORIDA
                              JACKSONVILLE DIVISION

In re:

Antares Resources Corp.                         Case No. 3:04-bk-06408-JAF
APPLICABLE DEBTOR
                                                All cases Jointly Administered
                                                Under Case No. 3:04-bk-06408-JAF

                 CHAPTER 11 TRUSTEE'S MONTHLY FINANCIAL REPORTS

                                 FOR THE PERIOD

                            FROM 10/01/05 TO 10/31/05

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the guidelines established by the United States Trustee and FRBP 2015.

                                            Raymond R. Magley
                                            Chapter 11 Trustee

Chapter 11 Trustee's Address                Attorney's Address
and Phone Number                            and Phone Number

Michael P. Phelan                           Raymond R. Magley, Esq.
Michael Moecker & Assoc.                    Smith Hulsey & Busey
6861 SW 196 Ave., #201-04                   225 Water Street, Suite 1800
Ft. Lauderdale, FL  33332                   Jacksonville, Florida  32202
(954) 252-1560                              (904) 359-7700

                      MONTHLY FINANCIAL REPORT FOR BUSINESS

For The Period Beginning 10/01/05 and ending: 10/31/05

Name of Debtor: Antares Resources Corp.           Case Number: 3:04-bk-06408-JAF
Date of Petition: April 27, 2005

                                                     CURRENT       CUMULATIVE
                                                      MONTH     PETITION TO DATE
                                                     -------    ----------------
1. CASH AT BEGINNING OF PERIOD                                                 0
2. RECEIPTS:
   A.    Cash Sales                                                            0
         Less Cash Refunds                                                     0
         Net Cash Sales                                                        0
   B. Collection on Postpetition A/R                                           0
   C. Collection on Prepetition A/R                                            0
   D. Other Receipts - Pymnt from Creditor                             25,000.00
   E. Other Receipts - Interest Deposit                  8.16              28.84
3. TOTAL RECEIPTS                                        8.16          25,028.84
4. TOTAL CASH AVAILABLE FOR
   OPERATIONS (Line 1 + Line 3)                                        25,028.84
5. DISBURSEMENTS
   A. U.S. Trustee Quarterly Fees                      250.00           1,500.00
   B. Net Payroll
   C. Payroll Taxes Paid
   D. Sales and Use Taxes
   E. Other Taxes
   F. Rent
   G. Other Leases (Attachment 2)
   H. Telephone
   I. Utilities
   J. Travel & Entertainment
   K. Vehicle Expenses
   L. Office Supplies
   M. Advertising
   N. Insurance (Attachment 7)
   O. Purchases of Fixed Assets (Attachment 3)
   P. Purchase of Inventory (Attachment 3)
   Q. Manufacturing Supplies
   R. Repairs & Maintenance
   S. Payments to Secured Creditors
   T. Other Expense                                    170.00           1,455.00
      Mailout Expense                                9,402.62           9,402.62
6. TOTAL CASH DISBURSEMENTS                          9,572.62          12,357.62
7. ENDING CASH BALANCE                                                 12,671.22
   (Line 4 - Line 6)

I declare under penalty of perjury that this statement and the accompanying schedules are true and correct to the best of knowledge and belief.

This 9 day of November, 2005                         /s/ Michael P. Phelan
                                                     --------------------------
                                                     Michael P. Phelan, Trustee

                                  ATTACHMENT 1

              MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION

Name of Debtor: Antares Resources Corp.            Case Number:3:04-bk-06408-JAF

ACCOUNTS RECEIVABLE AT PETITION DATE:                       0

ACCOUNTS RECEIVABLE RECONCILIATION (Include all accounts receivable, pre-petition and postpetition, including charge card sales which have not been received)

                Beginning of Month Balance                  0
      PLUS:     Current Month New Billings                  0
      LESS:     Collection During the Month                 0
                End of Month Balance                        0

--------------------------------------------------------------------------------
AGING: (Show the total amount for each age group of accounts incurred since filing the petition)

0-30 Days      31-60 Days       61-90 Days      Over 90 Days    Total
---------      ----------       ----------      ------------    -----
                                                                  0
--------------------------------------------------------------------------------
  0.0%

                                  ATTACHMENT 2

              MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor:  Antares Resources Corp.         Case Number:  3-04-bk-06408-JAF

Reporting Period beginning 10/01/05 and ending 10/31/05

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition.

Date              Days
Incurred          Outstanding         Vendor     Description    Amount
--------          -----------         ------     -----------    ------

 None

--------------------------------------------------------------------------------
ACOUNTS PAYABLE RECONCILIATION (Post Petition Only):

                           Opening Balance (total from prior report)   0
           PLUS:           New indebtedness Incurred this Month        0
           LESS:           Amount Paid on Prior Accounts Payable       0
                           Ending Month Balance                        0

SECURED: List the status of Payments to Secured Creditors and Lessors (Post Petition Only)

Secured         Date                     # of Post Petition        Total $
Creditor/       Payment    Payment       Payments                  Amount of
Lessor          Due        Amount        Delinquent                Post Petition
--------------------------------------------------------------------------------

None

                                  ATTACHMENT 3

                        INVENTORY AND FIXED ASSETS REPORT

Name of Debtor: Antares Resources Corp.          Case Number: 03-04-bk-06408-JAF

Reporting Period Beginning 10/01/05 and ending 10/31/05

                                INVENTORY REPORT

INVENTORY BALANCE AT PETITION DATE:

         Inventory Balance at Beginning of Month            0
         Inventory Purchase During Month                    0
         Inventory Used or Sold                             0
         Inventory on Hand at End of Month                  0

METHOD OF COSTING INVENTORY:                              N/A

--------------------------------------------------------------------------------

                               FIXED ASSET REPORT

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE: 0
(Includes Property, Plant and Equipment)

BRIEF DESCRIPTION (First Report Only):

--------------------------------------------------------------------------------

FIXED ASSETS RECONCILIATION:

Fixed Asset Book Value at  Beginning of Month               0

         LESS:             Depreciation Expense             0
         PLUS:             New Purchases                    0
Ending Monthly Balance                                      0

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING PERIOD:

--------------------------------------------------------------------------------

                                  ATTACHMENT 4

                       MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor: Antares Resources Corp.          Case Number: 03-04-bk-06408-JAF

Reporting Period Beginning 10/01/05 and ending 10/31/05

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposit, money market accounts, stocks and bonds, etc.

NAME OF BANK: Bank of America                     BRANCH: Dallas, TX

ACCOUNT NAME: Antares Resources Corp.

ACCOUNT NUMBER: XXXX

PURPOSE OF ACCOUNT:
                     -----------------------------------------------------------

         Beginning Balance                           22,478.53
         Total of Deposits Made                           8.16
         Total Amount of Checks Written              12,357.62
         Service Charge
         Closing Balance                             12,671.22
         Number of First Check Written This Period                  1007
         Number of Last Check Written This Period
         Total Number of Checks Written This Period                    1

                               INVESTMENT ACCOUNT

Type of Negotiable
    Instrument         Face Value     Purchase Price     Date of Purchase
------------------     ----------     --------------     ----------------
      N/A

                                  ATTACHEMENT 5

Name of Debtor: Antares Resources Corp.          Case Number: 03-04-bk-06408-JAF

Reporting Period Beginning 10/01/05 and ending 10/31/05

                                 CHECK REGISTER

NAME OF BANK: Bank of America                     BRANCH: Dallas, TX

ACCOUNT NAME: Antares Resources Corp.

ACCOUNT NUMBER: XXXX

PURPOSE OF ACCOUNT: ------------------------------------------------------------
Account for All Check Numbers, Including voided, Lost Stopped Payment, etc.

Date              Check             Payee             Purpose            Amount
----              -----             -----             -------            ------

See Attached

                                  ATTACHMENT 6

                               MONTHLY TAX REPORT

Name of Debtor: Antares Resources Corp.          Case Number: 03-04-bk-06408-JAF

Reporting Period Beginning 10/01/05 and ending 10/31/05

                           TAXES PAID DURING THE MONTH

Report all post-petition taxes paid or deposited into the tax account

Date              Bank                        Description                Amount
----              ----                        -----------                ------

None

--------------------------------------------------------------------------------

                               TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal and State withholding FICA, state sales tax, property tax, unemployment tax and state workmen's compensation.

Date last tax return file __________________________

Period return covers _______________________________

Name of Taxing             Date
   Authority               Payment Due    Description                    Amount
--------------             -----------    -----------                    ------
None

                                  ATTACHMENT 7

                    SUMMARY OF OFFICER OR OWNER COMPENSATION

                  SUMMARY OF PERSONNEL AND INSURANCE COVERAGES

Name of Debtor: Antares Resources Corp.          Case Number: 03-04-bk-06408-JAF

Reporting Period Beginning 10/01/05 and ending 10/31/05

Report all compensation received during the month. Do not include reimbursement for expenses incurred for which you have receipts.

NAME OF OFFICER OR OWNER           TITLE                       AMOUNT PAID
------------------------           -----                       -----------

None

--------------------------------------------------------------------------------

                                PERSONNEL REPORT

                                                    Full Time          Part Time

Number of employees at beginning of Period              0                  0
Number hired during the period                          0                  0
Number terminated or resigned during period             0                  0
Number of employees on payroll at end of period         0                  0

--------------------------------------------------------------------------------

                            CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life.

                    Agent &                                          Date
                    Phone                Coverage      Expiration    Premium
Carrier             Number               Type          Date          Due
------              -------              --------      ----------    -------
N/A

                                  ATTACHMENT 8

                SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD


                                      None


We anticipate filing a Plan of Reorganization and Disclosure Statement on or before____________

Unknown